Page 1 of 9 GXO - Confidential EMPLOYMENT CONTRACT THE UNDERSIGNED: 1. GXO LOGISTICS NETHERLANDS B.V., a private limited liability company incorporated under Dutch law, having its registered office in Eindhoven, the Netherlands, and maintaining a place of business at Achtseweg Noord 27 in (5651 GG) Eindhoven, the Netherlands, for these purposes lawfully represented by Willem Veekens, Statutory Director, and Bouke Laskewitz, Statutory Director, the "Employer"; and 2. BART BEEKS, residing at Aaltostraat 1 in (3822 EB) Amersfoort, the Netherlands, the "Employee"; WHEREAS: A By signing the employment contract the Employee declares not to be bound by any non-competition clause, non-solicitation clause or other restrictive covenant that would prevent the Employee from entering into an employment contract with the Employer. Also, the Employee declares that entering into an employment contract with the Employer does not result in violation of any contractual obligations towards the Employee's former employer or otherwise. B The Parties wish to enter into an employment relationship and wish to lay down the terms and conditions of their employment in this employment contract. C The Employee acknowledges and agrees that, as soon as the payroll administration for GXO Logistics Holdings B.V. has been fully established, the Employee shall transfer from the Employer to GXO Logistics Holdings B.V. The Employee understands and agrees that, as of that moment, the Employee shall hold an employment contract with GXO Logistics Holdings B.V. and shall maintain his corporate relationship with GXO Logistics Holdings B.V., as described below under article 2.1. D The Employee further acknowledges and agrees that this employment contract is entered into on the understanding that the Employee shall hold both an employment relationship and a corporate relationship with the same entity, being GXO Logistics Holdings B.V., as soon as the transfer has taken effect. HAVE AGREED AS FOLLOWS: 1. Commencement, Term and Termination 1.1 The employment contract will commence on 1 January 2026 and is entered into for an indefinite period of time. 1.2 The Employee may terminate the employment contract subject to 2 months’ notice, and the Employer may terminate the employment contract subject to 4 months' notice. Notice may be given only in writing, taking effect from the end of the calendar month. 1.3 For the statutory and procedural rules applicable in respect of termination of the employment contract and a probationary period, the Employer refers to Title 7.10 of the Dutch Civil Code. 1.4 The first two months of the employment contract will be considered a probationary period. During the probationary period, the employment contract may be terminated by either party with immediate effect. 1.5 The employment contract will end in any event without notice being required on the day on which the Employee reaches the state pension age (AOW). Docusign Envelope ID: 384FB5AB-C0A5-4AD2-A023-EEBE873DE554

Page 2 of 9 GXO - Confidential 2. Position 2.1 The Employee will hold the position of Chief Operating Officer and Director under the Articles of Association (statutair directeur) for GXO Logistics Holdings B.V. The Employee undertakes to discharge all the duties assigned by virtue of the law and the GXO Logistics Holdings B.V.'s Articles of Association, with due observance of the rules, regulations and procedures laid down in the law and the Articles of Association and with due observance of the general rules, regulations and instructions that the GXO Logistics Holdings B.V.'s Annual General Meeting may adopt from time to time. The Employee will report to the CEO of GXO Logistics, Inc. The duties attached to the Employee's position are specified in the relevant job description, attached as Appendix 1. 2.2 The Employee covenants that the Employee will also perform duties other than those that are considered the usual duties, if such performance may be reasonably expected from the Employee. 2.3 The Employee will be required to perform work for a company affiliated with the Employer, should the Employer so demand. 2.4 The Employer will take out (directors' and officers') liability insurance for the Employee and will ensure that the relevant insurance premiums are paid within the specified time. The Employee will notify the GXO Logistics Holdings B.V. of any liability claim relating to the Employee's position as Director under the Articles of Association promptly after first becoming aware of such a claim. 3. Working Hours and Workplace 3.1 The workweek will run from Monday to Friday. The working hours amount to 40 hours a week. 3.2 The Employee covenants that, at the Employer's request, the Employee will work overtime outside the normal working hours whenever a proper performance of the duties so requires. No remuneration will be paid for overtime work. 3.3 Commuting time does not qualify for remuneration, irrespective of whether such commuting time took place during overtime or during working hours. 3.4 Travelling time for national or international business trips will be fully regarded as working hours. No remuneration will be paid for overtime work during business trips. 3.5 The Employee will perform the work at the Employer's offices in Eindhoven, the Netherlands, subject to business travel as may be required, and future business needs. The Employer may relocate the workplace if the company's interests so require. 4. Salary 4.1 The Employee will receive a gross monthly salary of EUR 42,333.33, on the basis of a 40-hour working week. The gross annual salary thus amounts to EUR 508,000. The gross monthly salary and gross annual salary are inclusive of 8% holiday allowance. The salary will be paid monthly to the Employee's bank account, exclusive of the 8% gross holiday allowance, which will be paid in line with clause 4.2 below. 4.2 The accrued gross holiday allowance of 8% as referred to in paragraph 1 of this article will be paid in the month of May of the relevant year. 5. Expense Allowance 5.1 The Employer shall reimburse the Employee for the reasonably incurred expenses that are directly related to the performance of the position of the Employee, if and to the extent that the Employee is entitled to reimbursement on the basis of the applicable “Expenses Allowance Scheme”. By signing this employment contract, the Employee declares to have received a copy of the scheme. Potential tax implications of these schemes are at the expense of the Employee. Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 3 of 9 GXO - Confidential 6. Car 6.1 The Employer shall make a company car in the category 6 available to the Employee in connection with the performance of the position of the Employee on the basis of the conditions laid down in the “Company Car Scheme” of which the Employee declares to have received a copy. The Employer is always authorised to change the conditions of the availability. Potential tax implications of these schemes are at the expense of the Employee. 7. Pension 7.1 For the duration of the employment contract, the Employee will participate in the pension scheme of Sectoral Pension Fund for Transport if and as soon as the Employee meets the relevant requirements set out in the pension scheme rules and if and as long as both the Employee and the Employer are subject to compulsory membership. 7.2 All rights and obligations with respect to the pension scheme are laid down in the pension agreement (which consists of the pension clause in the employment contract and the pension scheme rules, a copy of which the employee will receive from the employer as part of the introduction package). 7.3 The costs of the pension scheme will be borne jointly by the Employer and the Employee. The division of the costs is laid down in further detail in the pension scheme rules. The Employee hereby authorises the Employer to withhold the Employee's contribution from the gross salary, to the extent legally permitted and possible in equal instalments upon each salary payment (if applicable). The Employer will arrange for payment of the total premium to the Sectoral Pension Fund for Transport. 7.4 The Employer may amend the pension agreement without the Employee's consent if and insofar as it has a weighty interest in doing so that is of such a nature that the Employee's interests, insofar as they are harmed by the amendment, in all reasonableness and fairness must yield to the Employer's interest. 8. Holiday and Paid Leave 8.1 The Employee will be entitled to 25 days' holiday each calendar year, on the basis of a 40-hour working week. If the Employee performed work during only a part of the year, the number of days' holiday will be calculated proportionately. 8.2 The Employee must timely inform the CEO of GXO Logistics, Inc., in writing, of any wishes with respect to the beginning and end of the Employee's holiday period. 8.3 The Employee will be required to take days' holiday as much as possible in the year in which they are accrued. 8.4 In addition to days' holiday, the Employee may be entitled to other forms of paid leave in accordance with the Work and Care Act (Wet Arbeid en Zorg), including but not limited to parental leave, maternity leave, (additional) birth leave, adoption leave, emergency leave, short-term care leave and long-term care leave. The CLA Professional Road Haulage does not apply to this employment contract; however, solely for the purpose of determining the types of other paid leave to which the Employee is entitled, the parties agree to also follow the forms of paid leave set out in the CLA Professional Road Haulage (Beroepsgoederenvervoer). 9. Illness and Occupational Disability 9.1 If the Employee is unable to perform the agreed work due to illness, the Employee will be obliged to inform the Employer thereof before 10 a.m. on the first day of illness, stating the expected period of illness and the correct address at which the Employee can be reached during that period. As soon as the Employee knows on what day the Employee will be able to resume work, the Employee will inform the Employer thereof immediately. Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 4 of 9 GXO - Confidential 9.2 If the Employee is unfit to perform the agreed work due to illness, the Employee will remain entitled to continued payment of wages for a maximum period of 104 weeks or up to the date of termination of the employment contract if that date is earlier. The CLA Road Haulage does not apply to this employment contract; however, for the purpose of determining the applicable percentage of continued salary payment during illness, the parties agree to follow the corresponding provisions set out in the CLA Road Haulage, as amended from time to time. 10. Confidentiality 10.1 The Employee acknowledges that in the course of their employment they will be exposed and have access to Confidential Information (as defined below). The Employee has therefore agreed to accept the restrictions set out in this article 10. 10.2 “Confidential Information” is defined as trade secrets or other technical or commercially sensitive information of the Employer or any Group Company and its/their officers, shareholders, customers, clients or suppliers in whatever form (whether in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located and whether or not marked “confidential”), including (without limitation) such information falling within the following categories: 10.3 Know-How; is defined as any and all trade secrets within the meaning of the Trade Secrets Directive (Directive (EU) 2016/943) and related Dutch Trade Secrets Act (Wet Bescherming Bedrijfsgeheimen), secret formulas, inventions, designs, standards, technical and other data or information, processes, methods, draft materials and business methods and any and all related information, knowledge, details, commercial practices and improvements; Connections; costings, profit margins, discounts, rebates and other financial information; marketing strategies and tactics; current activities and current and future plans relating to all or any of development, production or sales including the timing of all or any such matters; information about employees including their particular areas of expertise and terms of employment; remuneration and benefit strategies for employees; research and development; manufacture or production, controls including quality controls; strategies and tactics; the development of new products and services and/or new lines of business development and maintenance; policies and procedures; and career path and appraisal details of employees; providing that the foregoing shall not apply to information widely known outside of the Group or which has been publicly available or disseminated by the Employer and/or its group companies, save (in either case) through the default of the Employee; 10.4 The Employee will not either during their employment (including without limitation any period of absence or non-active status) or after its termination (without limit in time) disclose, make use of, or encourage or permit the use of any Confidential Information for any purposes other than those of the Employer and for the benefit of the Employer or any group company. 10.5 All documents, manuals, hardware and software provided by the Employer or any group company for the Employee’s use and any data or documents (including copies) produced, maintained or stored on the Employer’s computer systems or other electronic equipment (including mobile telephones or devices) remain the property of the Employer or group company, as applicable. 10.6 The Employee shall be responsible for protecting the confidentiality of the Confidential Information and shall: a. use their best endeavours to prevent the use, disclosure or communication of any Confidential Information by any person, company or organisation; and b. inform the CEO of GXO Logistics, Inc. immediately on becoming aware, or suspecting, that any such person, firm or company or organisation knows or has used any Confidential Information. 10.7 The restrictions contained in this clause do not apply to any disclosure by the Employee: Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 5 of 9 GXO - Confidential a. which amounts to a protected disclosure within the meaning of policy on disclosure operated by the Employer from time to time; b. in order to report an offence to a law enforcement agency or to co-operate with a criminal investigation or prosecution; c. for the purposes of reporting misconduct, or a serious breach of regulatory requirements to any body responsible for supervising or regulating the matters in question; d. for the purposes of reporting an allegation of discrimination or harassment at work in accordance with the Employer’s policy or to the Equality and Human Rights Commission; e. authorised by the CEO of GXO Logistics, Inc. or required in the ordinary and proper course of the Employee’s employment or required by the order of a court of competent jurisdiction or by an appropriate regulatory authority; f. any information which the Employee can demonstrate was known to the Employee prior to the commencement of their employment by the Employer or is in the public domain otherwise than as a result of a breach by the Employee of this clause or any other duties and obligations owed to the Employer or any group company; or g. or as otherwise required by law. 10.8 The provisions of this article 10 are without prejudice to the duties and obligations of the Employee which exist at common law or in equity. 10.9 The provisions of this Clause 10 shall survive any termination of this employment contract and shall remain in force in relation to any item of Confidential Information for so long as it is still properly regarded by the Employer and any group company as being confidential. 11. Restrictive Covenants 11.1 It is hereby agreed, acknowledged and understood that: a. these covenants are agreed with the Employer acting on its own behalf and for and on behalf of any and all other group companies; b. the Employer shall be at liberty to enforce these covenants on its own behalf and/or for and on behalf of any other group company (whether in respect of actual or anticipated damage to itself or to any other group company); c. notwithstanding the termination of this employment contract (howsoever arising), these covenants will remain in full force and effect; d. damages are unlikely to be an adequate remedy for a breach of these restrictive covenants and (without prejudice to the Employer’s right to seek damages) injunctive relief will be an appropriate and necessary remedy in the event of an actual or anticipated breach of these restrictions; e. the Employer shall be at liberty to seek and recover damages occasioned as a result of a breach of these restrictive covenants, whether in respect of losses that are suffered by itself and/or by any other group company (and in the event that the Employer recovers damages for losses suffered by any other group company, it shall account to that group company for any such damages); f. at the request of the Employer the Employee will enter into a direct agreement or undertaking with any other group company whereby the Employee will accept restrictions and provisions Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 6 of 9 GXO - Confidential corresponding to the restrictions and provisions in article 10 and this article 11 (or such of them as may be appropriate in the circumstances). 11.2 The Employee will not without the prior written consent of the Employer or, where appropriate, group company, directly or indirectly and whether alone or in conjunction with or on behalf of any other person and whether as a principal, director, employee, agent, consultant, partner or otherwise: a. for a period of 12 months from the termination of this employment contract (the “Termination Date”) so as to compete (or to compete in the future) with the Employer or any group company: (i) induce, solicit or entice away (or endeavour to induce solicit or entice away) from the Employer or any group company, the business or custom of any customer for the supply or provision of products or services; (ii) supply or provide any products or services to any customer (or endeavour to do so); (iii) do or attempt to do anything which causes or may cause a customer to cease or reduce materially its orders or contracts or intended orders or contracts with the Employer or any group company or alter its terms of business with and to the detriment of the Employer and/or any group company; (iv) do or attempt to do anything which causes or may cause any supplier or potential supplier to cease, alter or reduce materially its supplies to the Employer or any group company or alter its terms of business with and to the detriment of the Employer and/or group company; (v) in connection with any business in, or proposing to be in, competition with the Employer, or any other group company employ, engage or (vi) appoint or in any way cause to be employed, engaged or appointed any employee, agent, director, consultant or independent contractor employed, appointed or engaged by the employee or any group company in a senior, executive, professional, technical, marketing, distribution, sales or managerial capacity, whether or not such person would commit any breach of their contract of employment or engagement by leaving the service of the Employer or any other group company; (vii) within any area or territory in which the Employee worked during their employment and/or in relation to which the Employee was responsible for, or involved in, the supply of products or services in the during their employment, for a period of 12 months from the Termination Date, be employed, engaged, concerned or provide technical, commercial or professional advice to any other business (whether conducted on its own or as part of a wider entity) which supplies or provides (or intends to supply or provide or is otherwise taking steps preparatory to supplying or providing) the products or services in direct or indirect competition with those parts of the business of the Employer or any group company in respect of which the Employee was materially engaged or involved, or for which they were responsible, or in respect of which they were in possession of Confidential Information during their employment. b. use or seek to register, in connection with any business, any name, internet domain name (URL), social media account or other device which includes the name or device of the Employer or any group company, any identical or similar sign or any sign or name previously used by the Employer or any group company or at any time after the Termination Date represent themselves as connected with the Employer or any group company in any capacity. 11.3 None of the restrictions set out in article 11.2 shall apply to prevent the Employee from being interested, for investment purposes only, in any business, whether as a member, debenture holder or beneficial owner of any stock, shares or debentures listed or dealt in on a recognised investment exchange and Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 7 of 9 GXO - Confidential which do not represent more than 4% of the total share or loan capital from time to time in issue in such company. 11.4 Whilst the restrictions in this article 11 (on which the Employee hereby acknowledges they have had an opportunity to take independent legal advice) are regarded by the parties as fair and reasonable, each of the restrictions in this article 11 is intended to be separate and severable. If any restriction is held to be void but would be valid if part of the wording were deleted, such restriction will apply with so much of the wording deleted as may be necessary to make it valid or effective. 12. Sidelines 12.1 During the term of the employment contract, the Employee must refrain from undertaking or holding any sidelines or additional posts, such as committee work, or managerial or other activities for associations, foundations or other organisations of an idealistic, cultural, sporting, political or other nature, whether or not for consideration, without the Employer's prior written consent, regardless of whether the Employer is either partly or fully aware of such activities. 13. Personal Data Protection 13.1 The following paragraphs provide a summary of the Employer's operations related to the processing of the Employee's personal data. The provided information is not exhaustive and does not serve to meet statutory information requirements (e.g., under the General Data Protection Regulation). For purpose of the latter, reference is made to the Employee Privacy Notice which is attached to this employment contract as Appendix 2 and which includes more comprehensive and detailed information regarding the processing of the Employee's personal data, the duration thereof and the Employee's rights in connection therewith. 13.2 The Employer will – among others – be entitled to process personal data relating to the Employee (and any of the Employee's family members) to the extent that this is necessary for (i) the performance of the employment contract, (ii) compliance with a legal obligation and/or (iii) the purposes of the legitimate interests pursued by the Employer. 13.3 The Employer processes the Employee's personal data for the purpose of its personnel records, including management of the Employee's activities, for the purpose of its payroll records, including making payments to the Employee and implementing applicable employment conditions, all of the foregoing in the broadest sense, and to comply with its statutory obligations, including calculating, recording and paying taxes and contributions for the Employee. 13.4 For the purposes listed above, and provided that the Employer has a legitimate interest in doing so – for instance with a view to a proposed merger or acquisition – the Employer may also transfer the Employee's personal data to third parties (including accountants, lawyers and advisers) and other companies affiliated with the Employer, which may be located in other countries, both inside and outside the European Union. 13.5 The Employer will process the personal data in a proper and careful manner in accordance with the law. Furthermore, the Employer has taken appropriate technical and organisational measures to sufficiently safeguard the personal data and to preserve their confidential nature, regardless of whether such data are processed in the Netherlands or elsewhere. 13.6 The Employee will be entitled to contact the Employer with a reasonable request to review, correct, supplement, delete or block the Employee's personal data. Furthermore, the Employee will notify the Employer of any changes in the Employee's personal data in a timely fashion. Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 8 of 9 GXO - Confidential 14. Company Documents, Company Equipment and Access 14.1 The Employee will be obliged to exercise due care in handling any company documents, in any form whatsoever, and any company equipment made available. 'Company equipment' includes in any event the lease car with accessories, access pass/key, laptop, mobile phone and credit card. 14.2 Upon termination of the employment contract, the Employee will be obliged to return all company documents and company equipment to the Employer in good condition. Furthermore, the Employee will be obliged to return such company property should the Employer so demand, for example in the event of occupational disability or non-active service for other reasons. 14.3 If the Employee has been placed in non-active service, the Employer will be entitled to deny the Employee access to its premises and/or buildings and to disable the Employee's user account on its networks (intranet and internet). 15. Penalty Clause 15.1 Notwithstanding the provisions of Section 7:650(3), (4) and (5) of the Dutch Civil Code, if the Employee violates any of the obligations set out in article e.g., 9 (Illness and Occupational Disability), 10 (Confidentiality), 11 (Non-Competition), 12 (Sidelines) and 14 (Company Documents, Company Equipment and Access), the Employee will forfeit to the Employer an immediately due and payable penalty of EUR 50,000 for each violation as well as a penalty of EUR 5,000 for each day that the violation continues, without prejudice to the Employer's right to claim specific performance of the employment contract in addition to that penalty and full compensation instead of that penalty. 16. Collective Bargaining Agreement 16.1 This employment contract will not be governed by the provisions of any collective bargaining agreement (CAO). 17. Company Policies 17.1 The Employee declares to have received a copy of the company policies and declares to accept the content thereof. 17.2 The provisions of the company policies form an integral part of this employment contract. The Employer will be entitled to unilaterally amend the content of the company policies. 18. Amendment to Employment Conditions 18.1 In accordance with Section 7:613 of the Dutch Civil Code, the Employer will be authorised to unilaterally amend the conditions contained in this employment contract if and insofar as it has a weighty interest in doing so that is of such a nature that the Employee's interests, insofar as they are harmed by the amendment, in all reasonableness and fairness must yield to the Employer's interest. 19. Applicable Law 19.1 This employment contract is governed by Dutch law. [Signature page will follow, intentionally left blank] Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

Page 9 of 9 GXO - Confidential Signed in duplicate originals on _____________. ___________________________ ___________________________ GXO Logistics Netherlands B.V. Bart Beeks Willem Veekens Statutory Director ___________________________ GXO Logistics Netherlands B.V. Bouke Laskewitz Statutory Director Appendices: 1. Job Description 2. Employee Privacy Notice Docusign Envelope ID: 384FB5AB-C0A5-4AD2-A023-EEBE873DE554 2/12/2026

Page 9 of 9 GXO - Confidential Signed in duplicate originals on _____________. ___________________________ ___________________________ GXO Logistics Netherlands B.V. Bart Beeks Willem Veekens Statutory Director ___________________________ GXO Logistics Netherlands B.V. Bouke Laskewitz Statutory Director Appendices: 1. Job Description 2. Employee Privacy Notice Docusign Envelope ID: 74EFA1E6-D6E9-44FA-8BD9-3B057EAE0AE8 2/12/2026

Page 9 of 9 GXO - Confidential Signed in duplicate originals on _____________. ___________________________ ___________________________ GXO Logistics Netherlands B.V. Bart Beeks Willem Veekens Statutory Director ___________________________ GXO Logistics Netherlands B.V. Bouke Laskewitz Statutory Director Appendices: 1. Job Description 2. Employee Privacy Notice Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97 2/12/2026

JOB DESCRIPTION Job Title: COO Business Unit: Corporate Office location: Any GXO location Department: Executive Job Type: (perm/FTC/temp) Perm Function: Operations Context & Job Purpose The Chief Operating Officer will serve as GXO’s operational architect, charged with unifying and scaling a global network that spans thousands of sites and a diverse workforce. Rather than customer acquisition, this role focuses on execution at scale— embedding automation, digitization, and standardized processes to deliver efficiency, reliability, and resilience. The COO will modernize GXO’s operating model, elevate organizational capability, and ensure that the company’s scale and systems can support sustained growth and innovation well into the future. Key responsibilities • Global Operations Leadership: Oversee end-to-end operations, ensuring efficiency and excellence worldwide. • Strategic & Business Planning: Translate corporate priorities into clear operating plans with KPIs. • Performance Management: Drive accountability for financial and operational results. • Capability Building: Develop leadership pipelines and foster a high-performance culture. • Organizational Design: Align structures and governance to unify operations. • Transformation Leadership: Lead enterprise-wide change, embedding automation and improvement. • Standardization & Scalability: Establish global standards and shared services to reduce complexity. • Technology Partnership: Work with the CIO to integrate automation, data, and platforms. • Outsourcing & Shared Services: Identify where centralization, outsourcing, or automation adds value. • Implementation Oversight: Ensure disciplined rollout of new initiatives and integrations. Experience Required Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97

• The COO will be a seasoned operations executive with global experience leading large-scale, multi-site logistics and supply chain organizations • Proven record of driving excellence, profitability, and transformation through scalable frameworks and automation. • This leader will combine strategic vision with executional discipline, inspiring a diverse workforce while engaging credibly with customers, partners, and stakeholders. • Industry Background: Leadership in international supply chain, distribution, or contract logistics. • Operational Expertise: P&L responsibility with a record of revenue growth and margin expansion. Qualifications Required • Bachelor’s degree in one of the following: Business Administration, Supply Chain Management / Logistics, Industrial Engineering, Operations Management, Economics, Mechanical / Systems / Industrial Engineering or similar • Advanced degree in Business Administration, Supply Chain, or similar is preferred • Trained in Lean Six Sigma, Kaizen, Shingo or any other related tools Skills Required • Enterprise Transformation: Led large-scale change, including centralization and redesign. • Organizational Design: Skilled in aligning structures and processes across global operations. • Commercial Alignment: Partnered with commercial leaders to deliver customer-focused solutions. • Technology & Innovation: Embedded automation and digital platforms into operations. • Enterprise Leadership: Executive presence with ability to lead dispersed teams and influence at board level. • Strategic Mindset: Anticipates shifts and translates vision into strategies. • Change Leadership: Guides transformation with clarity, resilience, and empathy. • Systems Thinking: Integrates people, processes, and technology into scalable models. • Ambiguity Tolerance: Thrives in evolving, dynamic environments. Docusign Envelope ID: C40785F6-23BD-422C-A7B2-531E170FDF97